FREEDOM-1 CLINICAL UPDATE June 30, 2022 Exhibit 99.1

Disclaimer This Presentation contains forward-looking statements and information of Talaris Therapeutics, Inc. (“Talaris,” “we,” “our,”) within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Presentation, including statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “target,” “seek,” “predict,” “potential,” “continue” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in these forward- looking statements are reasonable, these statements relate to our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements in this presentation include, but are not limited to, statements about: the initiation, timing, progress, results and cost of manufacturing and conducting clinical trials of FCR001, as well as our research and development programs and our current and future preclinical and clinical studies, including statements regarding the timing of initiation and completion of studies or trials and related preparatory work, the period during which the results of the trials will become available, and our current and future programs; our ability to identify research priorities and apply a risk-mitigated strategy to efficiently discover and develop additional product candidates; our ability to initiate, recruit and enroll patients in and conduct our clinical trials at the pace that we project; our ability to scale-up our manufacturing and processing approaches to appropriately address our anticipated commercial needs, if FCR001 is approved; obtain and maintain regulatory approval of our product candidates, and any related restrictions, limitations or warnings in the label of any of our product candidates, if approved; our ability to compete with companies currently marketing or engaged in the development of treatments that our product candidates are designed to target; our reliance on third parties to conduct our clinical trials and to manufacture drug substance for use in our clinical trials; the size and growth potential of the markets for any of our current product candidates or other product candidates we may identify and pursue, and our ability to serve those markets; our ability to identify and advance through clinical development any additional product candidates; the commercialization of our current product candidates and any other product candidates we may identify and pursue, if approved, including our ability to successfully build a specialty sales force and commercial infrastructure to market our current product candidates and any other product candidates we may identify and pursue; the scope of protections we are able to establish and maintain for intellectual property rights covering our product candidates and our Facilitated Allo-HSCT Therapy; our ability to retain and recruit key personnel; our expectations regarding government and third-party payor coverage and reimbursement; our estimates of our expenses, ongoing losses, capital requirements and our needs for or ability to obtain additional financing; our expected uses of the net proceeds to us from this offering; the potential benefits of strategic collaboration agreements, our ability to enter into strategic collaborations or arrangements, and our ability to attract collaborators with development, regulatory and commercialization expertise; our financial performance; developments and projections relating to our competitors or our industry; the effect of the on-going COVID-19 pandemic, including mitigation efforts and economic effects, on any of the foregoing or other aspects of our business operations, including but not limited to our preclinical studies and future clinical trials. We caution the Recipient not to place considerable reliance on the forward-looking statements contained in this presentation. The forward-looking statements in this presentation speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Any forward-looking statements are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, risks associated with the impact of the on-going COVID-19 pandemic where the Company has operations or does business, as well as on the timing and anticipated timing and results of its clinical trials; the risk that the strategy and future operations of the Company, including the expected timing, enrollment, and results from FREEDOM-1 will not meet expectations; the risk that early data from the FREEDOM-1 study may not be predictive of or consistent with future and/or final results; the risk that the results of Talaris’ earlier clinical trials may not be predictive of results in any of the Company’s ongoing or future clinical trials; and the risk that the Company may not be able to successfully demonstrate the safety and efficacy of its drug candidates, including FCR001. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, as well as any subsequent filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent Talaris’ views only as of today and should not be relied upon as representing our views as of any subsequent date. Talaris explicitly disclaims any obligation to update any forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

Talaris at a Glance Novel, single-dose, investigational cell therapy with potential to transform standard of care in solid organ transplantation and multiple severe immune and non-malignant blood disorders Lead product, FCR001, in open-label Phase 3 to induce durable immune tolerance in living donor kidney transplant (LDKT) recipients Compelling Phase 2 data Highly predictive, near-term surrogate marker of long-term success identified in Phase 2 Phase 3 protocol substantially mirrors optimized Phase 2; Orphan drug and RMAT designation from FDA Reported encouraging initial results on first patients in late 2021 FCR001 has pipeline-in-a-product potential across multiple therapeutic applications Large market opportunity Two additional Phase 2 studies initiated Q4 2021 Robust, reproducible and fully in-house manufacturing Strong IP position and high barriers to entry Well-financed; ~$225M cash on hand as of March 31, 2022

Allogeneic Tolerance and Chimerism Allogeneic tolerance: An approach to enable donor HSCs to coexist with recipient HSCs in the recipient’s bone marrow (“chimerism”), and mature into mutually-tolerated, functional immune cells and blood cells Goal: facilitate allogeneic tolerance by establishing durable chimerism Nobel Prize 1960* *Nobel Prize in Physiology or Medicine 1960 was awarded jointly to Sir Frank Macfarlane Burnet and Peter Brian Medawar ‘for discovery of acquired immunological tolerance.’

Allogeneic Tolerance and Chimerism Allogeneic tolerance: An approach to enable donor HSCs to coexist with recipient HSCs in the recipient’s bone marrow (“chimerism”), and mature into mutually-tolerated, functional immune cells and blood cells Nobel Prize 1960* Goal: facilitate allogeneic tolerance by establishing durable chimerism *Nobel Prize in Physiology or Medicine 1960 was awarded jointly to Sir Frank Macfarlane Burnet and Peter Brian Medawar ‘for discovery of acquired immunological tolerance.’

Proprietary composition of donor’s CD34+ cells, Facilitating cells and αβ T-cells FCR001: A Modified, Allogeneic HSC-based Therapy Unique, tolerogenic “non-stem cells” (CD8+, TCR-) Potential to: Promote stem cell engraftment in unmatched recipients Prevent GvHD in mouse models Induce antigen-specific Treg Induce Breg Facilitating Cell FCR001 is administered with non-myeloablative conditioning, at doses and using protocols optimized over two decades of study Broad, issued composition of matter patents

Our Pipeline

CANDIDATE	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	US PATIENT POPULATION
REPROGRAM: Solid Organ Transplantation						
FCR001	Living Donor Kidney Transplant (LDKT)	FREEDOM - 1				~ 6,500/year
FCR001	LDKT Delayed Tolerance Induction	FREEDOM – 2*				~ 6,000 to 10,000
FCR001 or FCR002	Deceased Donor Kidney Transplant					~ 16,500/year
RESTORE: Severe Autoimmune Disease						
FCR001	Scleroderma	FREEDOM – 3*				~ 5,000 to 6,000/year
REPLACE: Severe Blood, Immune, and Metabolic Disorders						
FCR001	Severe blood, immune, or metabolic disorders					TBD based on indication

* Open IND permits us to move directly into Phase 2 based on existing FCR001 safety data

** Organ transplant population estimates based on UNOS/OPTN data; scleroderma estimates derived from epidemiology and third-party market research; LDKT Delayed Tolerance Induction patient numbers based on 1 year to 18 months delayed from incident LDKT; Scleroderma estimated point prevalence of diffuse cutaneous SSc patients with early, rapidly progressing disease and internal organ involvement

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talaris THERAPEUTICS

Unmet Need in Organ Transplant:

"Ideally you want to avoid getting sick or being around sick people because your immune system is suppressed. Unfortunately, in the world we live in, you're going to get sick. The first couple of times I got sick, I was terrified."

- Male living donor kidney recipient in 40's

"While others might breeze out the door in the morning, I am already preoccupied with preventing rejection, infection, and cancer."

- FDA Voice of the Patient Panellist

Challenges of Chronic Immunosuppression

- **Immunosuppression is not disease-modifying; requires lifelong chronic immunosuppression**
- **Kidney toxicity**
  - ~35% of living donor transplants and ~50% of deceased donor transplants fail within 10 years[1]
- **Significantly increased risk of cancer[2]**
- **Hypertension, diabetes, high cholesterol, weight gain[3]**
  - Cardiovascular (CV) issues are leading cause of post-transplant mortality
- **Increased risk of serious infection[4]**
- **High cost, pill burden (>20 pills/day for life) and decreased QoL**
  - Cost ~$25K in first year and $5K-$10K annually for life of organ[1]
  - Poor compliance can lead to rejection or organ loss
  - Sleep disturbance, CNS issues, depression, and other AEs affecting QoL

Sources: patientslikeme; The Voice of the Patient FDA Meeting (Sep 2016): Patients who Have Received an Organ Transplant

1. USRDS 2020 Annual Data Report, Fig 6.16: https://adr.usrds.org/2020/end-stage-renal-disease/6-transplantation
2. Engels et al JAMA 2011; 306(17): 1891-1901
3. Nankivell BJ et al, Lancet 2011, 378:1428-37
4. Karuthu et al, Clin J Am Soc Nephrol. 2012 Dec;7(12):2058-70

QoL: Quality of life; CNS: Central Nervous System

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talaris THERAPEUTICS

Highlights from our Phase 2 Study (+ long-term followup)* 37 adult living donor kidney transplant (LDKT) patients were dosed with our therapy at two leading US transplant sites between 2009 - 2016 Across all HLA-mismatches 82% success rate (14 of last 17) once key parameters were optimized * Data as of January 31, 2022. Includes 33 patients under Phase 2 protocol and 4 compassionate use patients ** One year after transplant *** Kienzl-Wagner 2018, Lim 2019, Moroni 2019 Median follow up: >6 yrs Six patients > 10 years Longest >12 yrs Recurrence ordinarily seen in 20% - 60% of patients*** **

Strong Phase 2 Results Across All Degrees of HLA-Match 19/26 (73%) durably off all chronic immunosuppression had HLA match of 3 or less between LDKT donor & recipient Comparable kidney and patient survival for all FCR001 vs standard of care (SoC) LDKT patients FCR001 safety & tolerability data generally consistent with separate SoC kidney transplant + allogeneic HSCT with non-myeloablative conditioning No acute rejection or donor-specific antibodies in FCR001 patients off immunosuppression Number of HLA matches between donor & recipient # of patients Data as of January 31, 2022 Phase 2 FCR001 patients weaned off all chronic immunosuppression

Phase 2 Three- and Six-Month Chimerism Results Were Highly Predictive of Durable Immune Tolerance “Chimerism” % of recipient’s T-cells that are donor-derived Simple blood test, measured at multiple time points 26/29 patients (90%) who achieved chimerism at month 3 were able to be weaned off chronic immunosuppression (IS) 26/27 patients (96%) who achieved chimerism at month 6 were able to be weaned off chronic IS Every patient weaned off chronic IS by month 12 has remained off chronic IS for full duration of follow up Median follow up >6 years Longest follow up >11 years Values are mean +/- standard deviation. N indicates the number of FCR001 treated patients weaned off IS at approximately one year post-transplant for whom % whole blood and T-cell donor chimerism were measured at that time point 50% chimerism Data as of January 31, 2022

FREEDOM-1 Phase 3 Registration Study STUDY OVERVIEW Study Design Open-label, randomized, controlled, parallel group study of FCR001 in 120 first time, adult living donor kidney transplant (LDKT) recipients, randomized 2:1 between FCR001 : standard of care (SoC) Five-year follow up for safety Protocol; inclusion / exclusion criteria Near-identical to optimized Phase 2 protocol Primary Endpoint Proportion of FCR001 recipients who are free from chronic immunosuppression, without biopsy proven acute rejection (BPAR), at Month 24 post-transplant Key Secondary Endpoint In FCR001 recipients only, no meaningful decline in renal function from post-transplant baseline (Month 1) to Month 24 Additional Endpoints Chimerism, kidney function, safety Sites / Territory Targeting ~20 sites in U.S. (17 active sites as of June 15, 2022) Neither primary nor key secondary endpoint involves statistical comparison to the SoC patients

We Now Have 17 Active FREEDOM-1 Sites Weill-Cornell Georgetown Mayo AZ Scripps Oregon U. Nebraska U. Michigan Northwestern Ohio St U. Minnesota Mayo Rochester Baylor UCSF U. Penn VCU Duke Mayo Jacksonville Data as of June 15, 2022

Phase 3 Update: Enrollment, Demographics 22 1 13 10 different clinical sites have enrolled D/R pairs Screen Fail Dosed Pending Enrollment & Demographics Active 8 Control 5 7 1 Withdrew/Other 7 D/R pairs successfully dosed at 5 different sites Pending 2 4 2 Withdrew Dosed Data as of June 15, 2022

Study Continues to Enroll Across Degrees of HLA Mismatch HLA Mismatch of FREEDOM-1 Subjects (n=7) In addition to HLA mismatching data, high-resolution (HR) matching data (using a 12-point scale) is used in the BMT medical community. HR matching, however, is not available at all sites. Pairs for which HR matching data is available include 3/12, 6/12, 6/12 and 7/12 matches. # of donor/recipient pairs

Phase 3 Update: FCR Chimerism and Chronic IS Status * Chimeric: Achieved and maintained >50% T-cell chimerism at each designated study visit timepoint All FCR-001 patients have achieved and maintained chimerism* No instances of BPAR or DSA in any FCR-001 patients All have maintained stable kidney function Longest follow up: 24 months with no BPAR Data through June 15, 2022 Time since kidney transplant # of Patients Dosed # of Patients Achieving Chimerism at each time pt <3 months >3 months >6 months >12 months Off Anti-Rejection Meds 3 100% (3/3) 100% (3/3) 2 100% (2/2) NA 1 100% (1/1) NA 1 NA 7 TOTAL Chimeric* through 6-mth visit NR Not reported; patient has not reached 3-month timepoint Chimeric* at 3-mth visit Chimeric* through 12-mth visit

Phase 3 Update: Safety Profile Summary of safety profile in FCR001 patients AEs and SAEs observed are consistent with those generally expected with kidney and allogeneic stem cell transplantation involving non-myeloablative conditioning No events occurred that caused data monitoring committee (DMC) to stop the study; no stopping rules triggered Three cases of low-grade aGvHD; all cases were treatment responsive and resolved Cases were grade II, with symptoms limited to skin and/or GI One of these three patients also diagnosed with moderate cGvHD and is responding to treatment One of the patients with aGvHD who is more than 12 months post-transplant has been successfully weaned from tacrolimus and MMF Trial enrollment continues without interruption Talaris proactively conducted a full review Review findings and subsequent recommendations reviewed and endorsed by both external scientific advisory panel and DMC * Data through June 15, 2022

Phase 3 Update: GvHD Review & Protocol Adjustment Plerixafor introduced in mid-Phase 2 as option for donor mobilization Used in mobilization protocol to reduce potential need for second mobilizations Used much more frequently in Phase 3 than Phase 2 Identified a correlation between aGvHD cases and increased use of plerixafor in Phase 3 Evident in four of five aGvHD cases when analyzing across Phase 2 and Phase 3 cohorts Plerixafor was associated with increased cell counts and decreased recoveries of FCs in our product Eliminated plerixafor from donor mobilization regimen* and added second post-transplant dose of cyclophosphamide (PTCy) for recipient GvHD prophylaxis Since completion of our Phase 2 trial in 2016, two doses of PTCy has emerged as the standard of care in allo-HSCT settings *Plerixafor may be used in exceptional circumstances after consultation with patient and investigator

Phase 3 Update: Summary Efficacy: All FCR patients have achieved and maintained > 50% T-cell chimerism at all measured timepoints Observed durable chimerism (irrespective of HLA mismatch) and immunosuppression weaning and/or withdrawal at multiple clinical sites Longest follow-up is 24 months with no biopsy-proven acute rejection (BPAR) Safety: Three grade II, treatment-responsive and resolved aGvHD cases; one of these three patients also diagnosed with moderate chronic GvHD and is responding to treatment Revised protocol better aligns with customary donor mobilization practices as well as emerging standard of care for GvHD prophylaxis in haplo-identical allo-HSCT Enrollment: Sites continuing to enroll; donor apheresis and FCR001 dosing proceeding

A Path to Significant Value Creation

FCR001 Facilitated Therapy Franchise: Drivers of Value

Drivers of near-term value

LDKT (Ph 3)

- Robust Ph 2 shows potential to **reprogram** immune system and achieve durable immune tolerance to kidney
- 6,500 cases/yr in US

Delayed LDKT

- Near-term opportunity to expand FCR001 kidney franchise
- Opens door to prevalent LDKT population

Drivers of medium-term value

Scleroderma*

- Proof of principle for FCR001 to **restore** self-tolerance in severe autoimmune disease
- ~5,000 – 6,000 cases/yr

Initial Indication - Blood/Immune

- **Replace** diseased blood or immune cells with those of healthy, HLA-unmatched donor
- Non-myeloablative conditioning

Deceased donor kidney transplant

- Leverage solid organ transplant franchise and logistics to 2x larger market opportunity
- ~16,500 cases/yr

Drivers of longer-term value

Other autoimmune

- Validation in dcSSC opens door to additional severe autoimmune disorders
- Leverage LT safety data for FCR001

Other deceased donor transplant

- ~15,000 cases/yr

Other Blood/ Immune

- Validation as safer alternative to standard allo-HSCT offers potential to use more broadly in non-malignant blood, immune & metabolic indications

* Diffuse cutaneous systemic sclerosis (dcSSc) patients with early, rapidly progressive disease talaris THERAPEUTICS

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Summary Lead product, FCR001, in Phase 3 to induce durable immune tolerance in living donor kidney transplant (LDKT) recipients; initial clinical results continue to be encouraging FCR001 has pipeline-in-a-product potential across multiple therapeutic applications Robust, reproducible and fully in-house manufacturing Strong IP position and high barriers to entry ~$225M cash on hand as of March 31, 2022 Novel, single-dose, investigational cell therapy with potential to transform standard of care in solid organ transplantation and multiple severe immune and blood disorders

Backup Slides

Potential to Extend Across Solid Organ Transplant Current & planned FREEDOM-1 centers perform ~25% of all US LDKT procedures Highest volume LDKT centers Current or proposed FREEDOM-1 sites (circle size proportional to LDKT volume)

Durable Immune Tolerance: The “Holy Grail” of Transplant

Facilitating Cell Mechanism of Action Black text= Ildstad laboratory publications Red text = external publications Gene arrays of mouse and human FC show strong B cell signature Manuscript in Preparation Nupur, Exp Hematol 2007, 5:1847-1857 Enhances homing and migration Wen, Stem Cells. 2014; 32(1): 2732-43 Kaufman, Blood 1994, 84:2436-2446 Gandy, Immunity 1999, 11:579-590 Bridenbaugh, Blood 2008, 111:1735-1738 Prevents GVHD in Mice Manuscript in Preparation Taylor KN. J Immunol. 2007; 179 (4): 2153-62 Colson, Blood 2004, 104:3829-3835 Induces IL-10+ Breg in vitro Manuscript in Preparation Nupur, Exp Hematol 2007, 5:1847-1857-1857 Induces antigen-specific Treg in vivo Taylor KN. J Immunol. 2007; 179 (4): 2153-62 Huang Y. Blood. 2011; 117(8):2494-2505 Colson, Blood 2004, 104:3829-3835 Prevents apoptosis of HSC and enhances clonogenicity of HSC Rezzoug F. J Immunol. 2008; 180(1);49-57 Fugier-Vivier I. J Exp Med. 2005; 201(3) 373-383

Follow-Up on Immunosuppression-Free Recipients

Years Since Discontinuation of Immunosuppression (n=26)[1,a]



Recipients (n=26)
0
1
2
3
4
5
6
7
2
3
4
5
6
7
8
9
>10
Years off Immunosuppression

HLA Antigen Match out of 6 (n=26)[2]



Recipient/Donor Pairs (n=37)
0
1
2
3
4
5
6
7
8
9
LRD off IS
LRD
LURD off IS
LURD
6 of 6
5 of 6
4 of 6
3 of 6
2 of 6
1 of 6
0 of 6
Number of HLA Antigen Matches

LRD, living related donor; LURD, living unrelated donor.
[a]The above data represent the time interval between the date each patient discontinued immunosuppression and that patient's last study follow-up visit that occurred prior to January 31, 2021.[2]

1. Leventhal J et al. *Am J Transplant*. 2021;21(suppl 3). Accessed February 9, 2022. https://atcmeetingabstracts.com/abstract/long-term-follow-up-of-a-phase-2-clinical-trial-to-induce-tolerance-in-living-donor-renal-transplant-recipients-3/ 2. Data on file.

talaris THERAPEUTICS

FCR001: The Donor-Recipient Journey Our “vein to vein” process and protocols have been fully proceduralized

FREEDOM-1: FCR001 Protocol Overview


Negative COVID
Tacrolimus trough levels (8–12 ng/mL) thru Mo 2
(6–8 ng/mL) from Mo 3–9
Weaning[a] (0–3 ng/mL)
Off[a]
Mycophenolate (MMF/MPA) to Mo 6
Off[a]
Required for conditioning:
1. Receipt of FCR001
2. Negative DSA retest
3. Negative COVID
4. Reference chimerism samples adequate
Mobilization/apheresis Day −84 to Day −36
Product saved at site as safety net
Perioperative corticosteroids[d]
Begin prophylactic GCSF[e]
Primary Endpoint: Off IS With No Rejection
Bx
Bx
Bx
Bx
Negative COVID
Week −12 to −4
Day -7
Day -6
Day -5
Day -4
Day -3
Day -2
Day -1
Day 0
Day 1
Day 2
Day 3
Day 4
Day 5
Mo 6
Mo 9
Mo 12
Mo 24
Mo 36
Mo 48
Mo 60
For hemodialysis-naïve patients:
Catheter placement (Day -7)
Dialysis (Day -6 or Day -5)
TBI[b]
200 cGy; 6–18 MV; 7–20 cGy/min
FCR001 Infusion Within 24 Hours[c]
GvHD Prophylaxis
Cy (50 mg/kg)
Mesna (50 mg/kg)
End of Study
Conditioning
FLU 30 mg/m² (Days −4, −3, −2)
Cy 50 mg/kg (Day −3)
Mesna 50 mg/kg (Day −3)
Hemodialysis 2–4 hours (Days −4, −3, −2)

[a]Patients demonstrating stable donor chimerism (>50%), no history of rejection, no DSA, no GvHD, not using corticosteroids, and adequate kidney function.
[b]TBI dose of 200 cGy delivered as a single fraction at 10–18 MV at a rate of 15–20 cGy/min are the preferred energy and rate parameters and should be followed when possible.
[c]Administered using a central or dedicated peripheral line; infusion by gravity.
[d]Methylprednisolone 500 mg IV on Day 0 in OR; 250 mg Day 1 and 125 mg Day 2.
[e]Until absolute neutrophil count is >1000/mm³ for 3 consecutive days.

talaris THERAPEUTICS

Since 2000, average 6,080 cases/year 2019 highest volume on record: 6,867 ~30% of total kidney transplants annually Overview of Living Donor Kidney Transplant (U.S.) Incidence Prognosis and Prevalence Yr. Post LDKT Graft Survival Patient Survival 1 year 97% 99% 5 year 85% 94% 10 year 65% 79% Excellent short-term outcomes with LDKT Unmet need for improved long-term outcomes ~50K prevalent LDKT patients with functioning graft transplanted in past decade Sources: UNOS/OPTN 2019; USRDS 2020 Annual Data Report

Value proposition for “One Transplant for Life” Human Costs: Lost Productivity Impaired QoL Clinical & Economic Costs: IS Complications IS Co-morbidities Graft Loss IS Costs Value From Eliminating Chronic IS Improve outcomes Fewer rejections, graft losses No IS co-morbidities or complications Enhance patient’s QoL and freedom Reduce systematic costs IS and meds to manage co-morbidities Avoid return to dialysis or 2nd transplant Bolster recipients’ productivity

Evidence of Potential Longer-Term Clinical Benefit

FCR001 improved Quality of Life[1], preserved kidney function and enabled lower reliance on cardiovascular medications[2][3]

Mean Estimated eGFR* Over Time Post- Transplant


Mean eGFR Post-transplant
eGFR mL/min/1.73 m²
70.0
65.0
60.0
55.0
50.0
45.0
40.0
58.8
55.0
60.6
60.5
58.9
65.4
63.7
58.1
65.0
63.7
55.4
64.3
62.9
51.5
66.1
62.6
Chimeric off IS
ITT
Standard of care

	Month 1	Year 1	Year 2	Year 3	Year 4	Year 5
ITT population	n=37	n=33	n=30	n=30	n=25	n=20
Chimeric off chronic IS	n=26	n=26	n=24	n=24	n=20	n=16
Standard of Care		n=147	n=128	n=104	n=71	

Cardiovascular Medication Usage SoC vs Durably Chimeric FCR001 Patients


100%
75%
50%
25%
0%
SoC
FCR001 Patients
83%
18%
43%
9%
Hypertension medications
Hyperlipidemia medications

1. Results presented at ATC 2019 by Dr. D. Tollerud, based on cardiac and renal dysfunction measures under ESRD-SCL-TM and general health as measured by SF-36
2. Retrospective analysis by Dr. J Leventhal of transplanted SoC patients at same site between 2009-2012, who met Ph 2 eligibility criteria (n=132)
3. FCR001 patients off all chronic immunosuppression (n=26)

talaris THERAPEUTICS

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